EXHIBIT 99.377

Enhanced PX Market Combined Energy and Transmission Trading Physically Feasible Schedules and Block Trading June 8, 1999

Problems with Existing Market Structure Gaming to withdraw 7:00 AM schedules at no cost. 1:00 PM too late to give participants final schedules. ISO schedules PX market when congestion exists. Inter-SC trades cannot submit adjustment bids. ISO plans to sell FTRs on 100% of ATC. ETCs sit idle and unused in Day-Ahead market. Physically feasible schedule problem. ISO modifies the prices in adjustment bids. PX cannot schedule block trades.

Problems with Existing Market Structure Gaming to withdraw 7:00 AM schedules at no cost. Schedule resources across small intertie so CONG cuts. 1:00 PM too late to give participants final schedules. Creates problems with intertie checkout in WSCC. Cuts into time needed to finalize schedules and trades. ISO schedules PX market when congestion exists. Major PX market function transferred to ISO. ISO at times makes adjustments to schedules that are not based on costs. If PX fails to filter out such adjustments, the prices throughout the PX may rise too high.

Problems with Existing Market Structure Inter-SC trades cannot submit adjustment bids. Inter-SC trade schedules are set before final zonal prices are set so they cannot mitigate congestion risks. ISO plans to sell FTRs on 100% of ATC. ETCs sit idle and unused in Day-Ahead market. Raises congestion costs in Day-Ahead. Physically feasible schedule problem. Participants may not be able to follow schedules exposing them to imbalance risks in real-time market. ISO may enforce physically feasible schedules.

Problems with Existing Market Structure ISO modifies the prices in adjustment bids submitted by SCs under certain conditions. PX restricts adjustment bids to prevent ISO modifying prices in PX adj. bids and distorting PX zonal prices. Restrictions affect offers of low cost energy in PX. PX cannot schedule block trades. Many energy markets are geared to such trades.

Enhancements to PX DA Market Enhancement I Combine energy and transmission trading in PX Day- Ahead Market. Enhancement II Allow participants to specify constraints that couple their schedules from hour to hour (e.g. ramping constraints). POSSIBLE ENHANCEMENT FOR FUTURE (NOT DISCUSSED) INCORPORATE ANCILLARY SERVICES TRADING

Strategic Benefits of Enhanced Market 7:00 AM schedules are feasible and PX can settle. PX makes scheduling decisions independent of ISO. Inter-SC trades are not exposed to ISO cong. prices. Enables PX to schedule FTRs and ETCs. Facilitates trading of ETC capacity. Enables trading of non-PTO transmission. PX transmission market may be larger than ISO's. Participants may voluntarily participate in ISO cong. PX can remove restrictions on adjustment bids. Facilitates block trading in PX DA market. Facilitates production of feasible resource schedules.

Strategic Benefits of Enhanced Market PX 7:00 AM schedules are feasible. PX can settle on 7:00 AM schedules. Energy and transmission can be settled at same time. If a participant does not participate in ISO congestion management process its schedule is final. PX makes scheduling decisions independent of ISO. ISO out-of-market adjustments do not distort PX 7:00 AM zonal prices or settlements. Inter-SC trades are not exposed to ISO congestion management prices.

Strategic Benefits of Enhanced Market Enables PX to schedule FTRs and ETCs. Facilitates trading of ETC capacity. ETC owners can bid to sell capacity at a price. Enables trading of non-PTO transmission. Non-PTOs can bid to sell capacity at a price. PX schedules matching energy purchase/sale by non- PTO in export-zone/import-zone. PX transmission market may be larger than ISO's. ISO only allows trading of NFU capacity (including FTRs). PX allows trading of FTRs, ETCs, and non-PTO capacity.

Strategic Benefits of Enhanced Market PX participants may voluntarily participate in ISO congestion management. PX settles the CHANGES from its 7:00 AM schedules at the 1:00 PM zonal prices. Reduces effect of ISO scheduling decisions in cong. mgmt. PX can remove restrictions on adjustment bids submitted by its participants. Facilitates block trading in PX DA market. Facilitates production of schedules that participants can follow over the day.

Key Assumptions for Success

•	Parties will bid to sell transmission in PX market.

•	Owners of FTRs and ETCs will bid to sell capacity.

•	SCs will bid to schedule their flows through PX if PX market values their flows as counterflows

•	ISO implements a compatible process for SCs to schedule FTRs and ETCs.

•	ISO announces FTR and ETC capacity that owners may schedule prior to day-ahead market.

•	Derates that happen after announcement but prior to CONG will be treated as derates in hour-ahead

Combined Energy & Transmission Trading PX participants required to bid by zone. Specify zone for supply and demand portfolios. Allow transmission owners to bid to sell their transmission rights in PX DA market. Transmission bid specifies MW capacity available, $/MW price for capacity, sending zone, receiving zone. A variety of types of transmission rights may be traded: FTRs ETCs Transmission rights of non-PTOs (e.g. munis)

PX schedules supply portfolios, demand portfolios and transmission capacity in DA market. Minimize cost of supplies scheduled less value of demands scheduled plus cost of transmission acquired Subject to Total energy supply equals total energy demand Flow scheduled on each interzonal path is less than or equal to capacity right purchased by PX on path. Combined Energy & Transmission Trading

Settlements in PX 7:00 AM Market Settle the 7:00 AM schedules at the prices determined in the PX 7:00 AM market. Each supply portfolio is paid the zonal marginal cost for its schedule. Each demand portfolio is charged the zonal marginal cost for its schedule. Each transmission right is paid the difference between the zonal marginal cost in the receiving zone and the zonal marginal cost in the sending zone for the scheduled flow.

PX participants schedule resources to meet their 7:00 AM portfolio schedules. They may submit adjustment bids on their resources if they desire to participate in ISO congestion mgmt. PX sends IPSs and adjustment bids to ISO. PX sends adjustment bids that physically schedule FTR and ETC capacity purchased in its 7:00 AM market. Scheduling with ISO

ISO returns final 1:00 PM resource schedules. If no one participates in ISO cong. mgmt., ISO does not move PX resource schedules since PX flows are within the physical rights scheduled by the PX. PX calculate 1:00 PM ZMCPs. Calculated as today using ISO final schedules and congestion usage charges. PX settles CHANGES between resource schedules submitted by participants at 7:00 AM and final schedules sent by ISO at the 1:00 PM ZMCPs. Settling ISO Congestion Changes

Couple Hours in DA Market Allow participants to specify constraints on hour to hour changes that the PX may make when scheduling their portfolios. Ramping constraints on portfolios to reflect the physical capability of resources that may be used in the portfolio. Constant energy level in set of hours to facilitate block energy trades.

Couple Hours in DA Market Schedule all hours of day simultaneously: Minimize sum over all hours in the day of cost of supplies scheduled in each hour less value of demands scheduled in each hour plus cost of transmission acquired in each hour Subject to Total supply equals total demand in each hour Flow scheduled on each path is less than or equal to capacity right purchased by PX on path in each hour Changes in schedules from hour to hour are within the constraints specified by each portfolio.

PX participants schedule resources to meet their 7:00 AM portfolio schedules in each hour. They may submit adjustment bids on their resources if they desire to participate in ISO congestion mgmt. PX sends IPSs and adjustment bids to ISO in each hour. PX sends adjustment bids that physically schedule FTR and ETC capacity purchased in 7:00 AM market. Participation in ISO congestion management may result in schedules that violate ramping constraints or block constraints since ISO does not model these constraints. Scheduling with ISO for Coupled Hours

Settlements for Coupled Hours Each hour in the day is settled independently. The PX market is settled at the schedules and prices determined by the PX at 7:00 AM for the hour. Changes caused by voluntary participation in ISO congestion management process are settled at the 1:00 PM zonal prices determined from final schedules and ISO congestion usage charges for the hour.

Properties of PX 7:00 AM Market Uniform prices. Payment sufficiency. Schedules individually optimal. Transparent market.

Uniform Prices in 7:00 AM Market PX sets one price per zone per hour. All energy purchases and sales scheduled at 7:00 AM in a zone in an hour are settled at the same nondiscriminatory price. The energy price in a zone is the zonal marginal cost for the hour. The cost of meeting an increment of load in the zone in hour in the PX 7:00 AM market.

Payment Sufficiency in 7:00 AM Market Total revenues paid to a supply portfolio over all hours in the day cover its bid cost over the day. Total charges to a demand portfolio over all hours in the day are less than its bid value over the day.

Individual Optimality in 7:00 AM Market At the PX prices, the PX's schedule for each portfolio and transmission right appears to optimal for that participant when viewed in isolation. Make any change to the PX's schedule for a participant that satisfies the constraints specified in its bid. Increase in revenues will be less than or equal to the increase in bid cost for supplies and transmission. Increase in payments will be greater than or equal to increase in bid value of service for demands. No incentive to make unilateral change to PX schedule.

Transparency in 7:00 AM Market An individual participant can check validity of prices and schedules. Uniform prices. Individual optimality of schedules.

Examples Revised 6/10/99

Example: Energy & Transmission Trading A B 0 £ GA1 £ 300 @ $15/MWh 0 £ GA2 £ 300 @ $30/MWh 0 £ DA1 £ 200 @ $200/MWh 0 £ GB1 £ 150 @ $50/MWh 0 £ GB2 £ 300 @ $95/MWh 0 £ DB1 £ 300 @ $100/MWh 0 £ FTRA->B £ 200 @ $15/MWh Four supply portfolios bid by zone Two demand portfolios bid by zone One FTR bids to sell transmission PX schedules to minimize cost of supply schedules less demand schedules plus transmission rights purchased

A B GA1NoT = 200 0 £ GA1 £ 300 @ $15/MWh GA2NoT = 0 0 £ GA2 £ 300 @ $30/MWh DA1NoT = 200 0 £ DA1 £ 200 @ $200/MWh GB1NoT = 150 0 £ GB1 £ 150 @ $50/MWh GB2NoT = 150 0 £ GB2 £ 300 @ $95/MWh DB1NoT = 300 0 £ DB1 £ 300 @ $100/MWh FTRA->BNoT = 0 0 £ FTRA->B £ 200 @ $15/MWh Suppose that PX does not buy any transmission. The zonal price difference would be lBNoT - lANoT = $80/MWh. This exceeds the cost of the FTR, so it makes economic sense for PX to buy and schedule some FTR from A to B. lANoT = $15/MWh lBNoT = $95/MWh Example: Energy & Transmission Trading

A B GA1PX = 300 0 £ GA1 £ 300 @ $15/MWh GA2PX = 100 0 £ GA2 £ 300 @ $30/MWh DA1PX = 200 0 £ DA1 £ 200 @ $200/MWh GB1PX = 100 0 £ GB1 £ 150 @ $50/MWh GB2PX = 0 0 £ GB2 £ 300 @ $95/MWh DB1PX = 300 0 £ DB1 £ 300 @ $100/MWh FTRA->BPX = 200 0 £ FTRA->B £ 200 @ $15/MWh Value of transmission to PX is the zonal price difference of lB7AM - lA7AM = $20/MWh, PX buys and schedules all 200 MW of FTR offered at $15/MW. lA7AM = $30/MWh lB7AM = $50/MWh Example: Energy & Transmission Trading

MODIFIED EXAMPLE

[CHART]

•	Suppose that G(A2) changes its price to $45/MWh.

•	This changes the optimal amount of transmission for the PX.

•	The marginal value of transmission to the PX also changes.

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MODIFIED EXAMPLE

[FORMULA CHART]

•	Use 1 MW more xmission for $15.

•	Increase G(A2) by 1 MWh cost $45.

•	Reduce G(B2) by 1 MWh save $55.

•	Gen Cost save = $10.

•	Not optimal to use more xmission.

•	Use 1 MW less xmission save $15.

•	Decrease G(A1) by 1 MWh save $15.

•	Increase G(B2) by 1 MWh cost $55.

•	Gen Costs inc = $40.

•	Not optimal to use less xmission.

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MODIFIED EXAMPLE

[GRAPH]

•	Marginal cost at A.

•	Increase demand at A by 1 MWh.

•	Increase G(B2) by 1 MWh at $55.

•	Reduce xmission by 1 MW save $15.

•	Marginal cost at A = ($55 — $15)/MWh.

•	Marginal cost at B.

•	Increase demand at B by 1 MWh.

•	Increase G(B2) by 1 MWh at $55.

•	Marginal cost at B = ($55 — $15)/MWh.

6/8/99	Perot Systems — Confidential	32

Settlements at 7:00 AM DA1 pays $30/MWh 200 MWh = $6,000 DB1 pays $50/MWh 300 MWh = $15,000 GA1 paid $30/MWh 300 MWh = $9,000 GA2 paid $30/MWh 100 MWh = $3,000 GB1 paid $50/MWh 100 MWh = $5,000 GB2 paid $50/MWh 0 MWh = $0 Example: Energy & Transmission Trading

Settlements at 7:00 AM PX pays FTRA->B $20/MWh 200 MWh = $4,000 for transmission rights purchased at 7:00 AM. ISO will pay FTR owner congestion rents on the 200 MW from ISO's congestion market. PX bought the right to use the transmission PX will collect the congestion rents paid to the FTR by ISO. Example: Energy & Transmission Trading

No Participation in ISO Cong. Mgmt.


PX
$G_{A1}^{PX} = 300$
No Adj Bid
$G_{A2}^{PX} = 100$
No Adj Bid
$D_{A1}^{PX} = 200$
No Adj Bid
$G_{B1}^{PX} = 100$
No Adj Bid
$G_{B2}^{PX} = 0$
No Adj Bid
$D_{B1}^{PX} = 300$
No Adj Bid
A
B
$0 \leq F_{A>B} \leq 300$
$G_{SCA}^{IPS} = 300$
$0 \leq G_{SCA} \leq 300$
@ $0/MWh
$G_{SCB}^{IPS} = 0$
$0 \leq G_{SCB} \leq 300$
@ $60/MWh
$D_{SCB}^{IPS} = 300$
$0 \leq D_{SCB} \leq 300$
@ $250/MWh
SC

- Suppose another SC bids to schedule transmission in ISO market.
- ATC from A to B is 300 MW.

6/8/99 Perot Systems -- Confidential 31

No Participation in ISO Cong. Mgmt.



PX
$G_{A1}^{FS} = 300$
No Adj Bid
$G_{A2}^{FS} = 100$
No Adj Bid
$D_{A1}^{FS} = 200$
No Adj Bid
$G_{B1}^{FS} = 100$
No Adj Bid
$G_{B2}^{FS} = 0$
No Adj Bid
$D_{B1}^{FS} = 300$
No Adj Bid
A
B
$F_{A>B} = 300$
Usage Charge = $50/MWh
$G_{SCA}^{FS} = 100$
$0 \leq G_{SCA} \leq 300$
@ $10/MWh
SC
$G_{SCB}^{FS} = 200$
$0 \leq G_{SCB} \leq 300$
@ $60/MWh
$D_{SCB}^{FS} = 300$
$0 \leq D_{SCB} \leq 300$
@ $250/MWh

- ISO allocates transmission to highest valued user based on adj bids.
- ISO sets usage price to value of transmission to marginal user.

6/8/99 Perot Systems -- Confidential 32

No Participation in ISO Cong. Mgmt. Settlements at 1:00 PM PX schedules do not change. No adj to 7:00 AM settlement with supplies & demands. PX bought right to use 200 MW of FTRA->B at 7:00 AM. ISO pays FTR congestion rents for 200 MW at 1 PM. $100/MWh 200 MWh = $20,000. ISO charges PX for use of 200 MW of xmission at 1 PM. $100/MWh 200 MWh = $20,000. PX collects cong rents in its 200 MW from FTR. $100/MWh 200 MWh = $20,000. ISO congestion fees on the 200 MW of FTR that the PX bought at 7:00 AM do not affect PX or FTR seller.

Participation in ISO Cong. Mgmt. A B GA1PX = 300 0 £ GA1 £ 300 @ $15/MWh GA2PX = 100 No Adj Bid DA1PX = 200 No Adj Bid GB1PX = 100 0 £ GB1 £ 150 @ $50/MWh GB2PX = 0 0 £ GB2 £ 300 @ $95/MWh DB1PX = 300 No Adj Bid 0 £ FA->B £ 300 PX SC GSCAIPS = 300 0 £ GSCA £ 300 @ $0/MWh DSCBIPS = 300 0 £ DSCB £ 300 @ $100/MWh

Participation in ISO Cong. Mgmt. A B GA1FS = 100 0 £ GA1 £ 300 @ $15/MWh GA2FS = 100 No Adj Bid DA1FS = 200 No Adj Bid GB1FS = 150 0 £ GB1 £ 150 @ $50/MWh GB2FS = 150 0 £ GB2 £ 300 @ $95/MWh DB1FS = 300 No Adj Bid FA->B = 300 Usage Charge = $80/MWh PX SC GSCAFS = 300 0 £ GSCA £ 300 @ $0/MWh DSCBFS = 300 0 £ DSCB £ 300 @ $100/MWh lA1PM = $15/MWh lB1PM = $95/MWh ISO allocates transmission to highest valued user based on adj bids. ISO sets usage price to value of transmission to marginal user.

Participation in ISO Cong. Mgmt. Settlements at 1:00 PM Settle for changes to PX schedules. GA1 buys back 200 MWh @ $15/MWh. Receives $9,000 for 300 MWh in 7:00 AM schedule. Pays $3,000 to buy back 100 MWh at 1 PM. Net revenue of $6,000 for 100 MWh in final schedule. GB1 sells additional 50 MWh @ $95/MWh. Receives $5,000 for for 100 MWh in 7:00 AM schedule. Receives $4,750 for additional 50 MWh at 1 PM. Net revenue of $9,750 for 150 MWh in final schedule. GB2 sells additional 150 MWh @ $95/MWh. Net revenue of $14,250 for 150 MWh in final schedule.

Participation in ISO Cong. Mgmt. Settlements at 1:00 PM PX bought right to 200 MW of FTRA->B at 7AM. ISO pays FTR congestion rents for 200 MW at 1 PM. $80/MWh 200 MWh = $16,000. ISO charges PX for 0 MW of transmission used at 1 PM. $80/MWh 0 MWh = $0. PX collects ISO cong rents on its 200 MW from FTR. $80/MWh 200 MWh = $16,000 PX participants sell 200 MW of FTR that PX purchased at 7:00 AM to SC in ISO's congestion market at 1 PM.

Example: Coupled Hours


Hour 1
$0 \leq G_{A1H1} \leq 100$ @ $10/MWh
$0 \leq G_{A2H1} \leq 300$ @ $20/MWh
$0 \leq D_{A1H1} \leq 200$ @ $200/MWh
A
$0 \leq ETC_{A->BH1} \leq 300$ @ $25/MWh
B
$0 \leq G_{B1H1} \leq 100$ @ $50/MWh
$0 \leq G_{B3H1} \leq 200$ @ $150/MWh
$0 \leq G_{B2H1} \leq 100$ @ $60/MWh
$0 \leq D_{B1H1} \leq 275$ @ $200/MWh
Ramping Constraint on G_{B2}: $-10 \leq G_{B2H2} - G_{B2H1} \leq 10$
Hour 2
$0 \leq G_{A1H2} \leq 100$ @ $10/MWh
$0 \leq G_{A2H2} \leq 300$ @ $20/MWh
$0 \leq D_{A1H2} \leq 200$ @ $200/MWh
A
$0 \leq ETC_{A->BH2} \leq 300$ @ $25/MWh
B
$0 \leq G_{B1H2} \leq 100$ @ $50/MWh
$0 \leq G_{B3H2} \leq 200$ @ $150/MWh
$0 \leq G_{B2H2} \leq 100$ @ $60/MWh
$0 \leq D_{B1H2} \leq 350$ @ $200/MWh

6/8/99 Perot Systems -- Confidential 38

Hours Scheduled Simultaneously Scheduling the hours sequentially leads to higher societal costs and incorrect price signals. Scheduling the hours simultaneously minimizes societal costs and produces marginal costs that correctly reflect the cost of serving an increment of load in each hour.

Coupled Hours Scheduled Sequentially


Hour 1
$G_{A1H1}^{PX} = 100$
$0 \le G_{A1H1} \le 100$
@ $10/MWh
$G_{A2H1}^{PX} = 300$
$0 \le G_{A2H1} \le 300$
@ $20/MWh
$D_{A1H1}^{PX} = 200$
$0 \le D_{A1H1} \le 200$
@ $200/MWh
A
λ_{AH1} = $25/MWh
$ETC_{A->BH1}^{PX} = 200$
$0 \le ETC_{A->BH1} \le 300$
@ $25/MWh
$G_{B1H1}^{PX} = 75$
$0 \le G_{B1H1} \le 100$
@ $50/MWh
$G_{B3H1}^{PX} = 0$
$0 \le G_{B3H1} \le 200$
@ $150/MWh
$G_{B2H1}^{PX} = 0$
$0 \le G_{B2H1} \le 100$
@ $60/MWh
$D_{B1H1}^{PX} = 275$
$0 \le D_{B1H1} \le 275$
@ $200/MWh
B
λ_{BH1} = $50/MWh

Supply Cost + Xmission Cost = $39,350 *Ramping on G_{B2} at limit* $G_{B2H2}^{PX} - G_{B2H1}^{PX} = 10$


Hour 2
$G_{A1H2}^{PX} = 100$
$0 \le G_{A1H2} \le 100$
@ $10/MWh
$G_{A2H2}^{PX} = 300$
$0 \le G_{A2H2} \le 300$
@ $20/MWh
$D_{A1H2}^{PX} = 200$
$0 \le D_{A1H1} \le 200$
@ $200/MWh
A
λ_{AH2} = $125/MWh
$ETC_{A->BH2}^{PX} = 200$
$0 \le ETC_{A->BH2} \le 300$
@ $25/MWh
$G_{B1H2}^{PX} = 100$
$0 \le G_{B1H2} \le 100$
@ $50/MWh
$G_{B3H2}^{PX} = 40$
$0 \le G_{B3H2} \le 200$
@ $150/MWh
$G_{B2H2}^{PX} = 10$
$0 \le G_{B2H2} \le 100$
@ $60/MWh
$D_{B1H2}^{PX} = 350$
$0 \le D_{B1H2} \le 350$
@ $200/MWh
B
λ_{BH2} = $150/MWh

6/8/99 Perot Systems -- Confidential 40

Coupled Hours Scheduled Simultaneously


Hour 1
$G_{A1H1}^{PX} = 100$
$0 \le G_{A1H1} \le 100$
@ \$10/MWh
$G_{A2H1}^{PX} = 300$
$0 \le G_{A2H1} \le 300$
@ \$20/MWh
$D_{A1H1}^{PX} = 200$
$0 \le D_{A1H1} \le 200$
@ \$200/MWh
A
λ_{AH1} = \$25/MWh
$ETC_{A->BH1}^{PX} = 200$
$0 \le ETC_{A->BH1} \le 300$
@ \$25/MWh
$G_{B1H1}^{PX} = 35$
$0 \le G_{B1H1} \le 100$
@ \$50/MWh
$G_{B3H1}^{PX} = 0$
$0 \le G_{B3H1} \le 100$
@ \$150/MWh
$G_{B2H1}^{PX} = 40$
$0 \le G_{B2H1} \le 100$
@ \$60/MWh
$D_{B1H1}^{PX} = 275$
$0 \le D_{B1H1} \le 275$
@ \$200/MWh
B
λ_{BH1} = \$50/MWh

Supply Cost + Xmission Cost = \$36,150 *Ramping on G_{B2} at limit* $G_{B2H2}^{PX} - G_{B2H1}^{PX} = 10$


Hour 2
$G_{A1H2}^{PX} = 100$
$0 \le G_{A1H2} \le 100$
@ \$10/MWh
$G_{A2H2}^{PX} = 300$
$0 \le G_{A2H2} \le 300$
@ \$20/MWh
$D_{A1H2}^{PX} = 200$
$0 \le D_{A1H1} \le 200$
@ \$200/MWh
A
λ_{AH2} = \$45/MWh
$ETC_{A->BH2}^{PX} = 200$
$0 \le ETC_{A->BH2} \le 300$
@ \$25/MWh
$G_{B1H2}^{PX} = 100$
$0 \le G_{B1H2} \le 100$
@ \$50/MWh
$G_{B3H2}^{PX} = 0$
$0 \le G_{B3H2} \le 100$
@ \$150/MWh
$G_{B2H2}^{PX} = 50$
$0 \le G_{B2H2} \le 100$
@ \$60/MWh
$D_{B1H2}^{PX} = 350$
$0 \le D_{B1H2} \le 350$
@ \$200/MWh
B
λ_{BH2} = \$70/MWh

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Example: Coupled Hours It is easy to calculate the marginal costs. Increase zone B demand by 1 MWh in hour 1 PX's least-cost response is to increase GB1 by 1 MWh at a cost of $50/MWh. Increase zone B demand by 1 MWh in hour 1 PX's least-cost response is to increase GB2 by 1 MWh at a cost of $60/MWh. However, due to ramping constraints, schedules in hour 1 are affected Increase GB2 in hr 1 by 1 MWh at a cost of $60/MWh Decrease GB1 in hr 1 by 1 MWh at a savings of $50/MWh Sum of cost of changes is $70/MWh.